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NUMBER                                              BEVERLY BANCORPORATION, INC.                                        SHARES
CS                                      INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
                                       THIS CERTIFICATE IS TRANSFERABLE IN CHICAGO OR NEW YORK                     CUSIP 087830 10 5
                                                                                                 SEE REVERSE FOR CERTAIN DEFINITIONS


THIS CERTIFIES THAT




IS THE OWNER OF

                             FULLY PAID AN NON-ASSESSABLE SHARES OF THE COMMON STOCK, $.01 PAR VALUE, OF
BEVERLY BANCORPORATION, INC., WHICH STOCK IS TRANSFERABLE ONLY ON THE BOOKS OF THE CORPORATION BY THE HOLDER HEREOF IN PERSON OR BY
DULY AUTHORIZED ATTORNEY UPON THE SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED.  THIS CERTIFICATE IS NOT VALID UNTIL
COUNTERSIGNED BY THE TRANSFER AGENT AND REGISTERED BY THE REGISTRAR.
     WITNESS THE FACSIMILE SEAL OF THE CORPORATION AND THE FACSIMILE SIGNATURES OF ITS DULY AUTHORIZED OFFICERS.

     DATED:                                                    [SEAL]

                              /s/                                                              /s/
                              TREASURER                                                        PRESIDENT

COUNTERSIGNED AND REGISTERED:
     HARRIS TRUST AND SAVINGS BANK
              (CHICAGO)
                         TRANSFER AGENT
                          AND REGISTRAR
BY
                   AUTHORIZED SIGNATURE

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                                                    BEVERLY BANCORPORATION, INC.

     THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS A STATEMENT OF THE POWERS, DESIGNATIONS,
PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF WHICH THE
CORPORATION IS AUTHORIZED TO ISSUE AND OF THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.  ANY
SUCH REQUEST MAY BE MADE TO THE SECRETARY OF THE CORPORATION.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


     TEN COM -- as tenants in common                                         UNIF GIFT MIN ACT -- .............Custodian............
     TEN ENT -- as tenants by the entireties                                                          (Cust)               (Minor)
     JT TEN  -- as joint tenants with right of                                                    under Uniform Gifts to Minors
                survivorship and not as tenants                                                   Act...............................
                in common                                                                                       (State)

                              Additional abbreviations may also be used though not in the above list.

     FOR VALUE RECEIVED, ______________________________________________________________________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
- --------------------------------------

- --------------------------------------

____________________________________________________________________________________________________________________________________
                            (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

______________________________________________________________________________________________________________________________Shares
of the stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

____________________________________________________________________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated__________________________________________________

                                                       _____________________________________________________________________________
                                             NOTICE:   THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN
                                                       UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR
                                                       ENLARGEMENT OR ANY CHANGE WHATEVER.





                            SIGNATURE(S) GUARANTEED:   _____________________________________________________________________________
                                                       THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION
                                                       (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH
                                                       MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO
                                                       S.E.C. RULE 17Ad-15.
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